Certifications Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

C. Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Grandview Gold Inc. (the "Company") on Form 20-F for the year ended May 31, 2012 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Paul Sarjeant, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 27, 2012

/s/ Paul Sarjeant

Paul Sarjeant

President and Chief Executive Officer